UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 12, 2005 (August 9, 2005)

NATIONAL INTERSTATE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	000-51130	34-1607394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Interstate Drive

Richfield, Ohio 44286-9000

(Address of principal executive offices including Zip Code)

(330) 659-8900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On August 9, 2005 National Interstate Corporation (the “Company”) appointed David W. Michelson, Executive Vice President and Chief Operating Officer.

Prior to this promotion, Mr. Michelson, age 48, served as the Company’s Senior Vice President, Commercial Lines since January 2000. From June 1999 through December 1999, Mr. Michelson served as the Company’s Vice President, Commercial Lines. Mr. Michelson holds a B.S. from Miami University and an M.B.A. from the University of Alabama at Birmingham.

The Company has not entered into employment agreements with Mr. Michelson.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of National Interstate Corporation dated August 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Interstate Corporation

By:	/s/ Paul F. Haffner
Paul F. Haffner
Vice President, Secretary and General Counsel

Date: August 12, 2005